Exhibit 99.1

Bitmine Immersion Technologies (BMNR) Announces ETH Holdings Reach 6.02 Million Tokens, and Total Crypto and Total Cash & Marketable Securities Holdings of $17.4 Billion

Bitmine owns 4.9% of the total ETH coin supply of 122.1 million

Bitmine is 99% of the way to the ‘Alchemy of 5%’ in just 15 months

Tom Lee to deliver the keynote at Token2049 on October 7, 2026 in Singapore

Bitmine was added to the Russell 1000 Large-cap index on June 26, 2026

Bitmine’s Series A Preferred Stock is trading on the NYSE under the symbol BMNP

Bitmine has 5,067,309 staked ETH, representing $13.8 billion at $2,726 per ETH. MAVAN (Made in America VAlidator Network) is a premier Ethereum staking destination for BMNR and institutional investors

Bitmine owns $117 million of Eightco (NASDAQ: ORBS), now one of the only publicly listed equities in the world to provide investors indirect exposure to OpenAI

Bitmine Crypto + Total Cash Holdings & Marketable Securities + “Moonshots” total $17.4 billion, including 6.02 million ETH tokens, total cash & marketable securities of $643 million, and other crypto holdings

Bitmine remains supported by a premier group of institutional investors including ARK’s Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas “Tom” Lee to support Bitmine’s goal of acquiring 5% of ETH

NORWALK, CT, October 5, 2026 /PRNewswire/ — (NYSE: BMNR) Bitmine Immersion Technologies, Inc. (“Bitmine” or the “Company”) a Bitcoin and Ethereum Network company with a focus on the accumulation of crypto for long term investment, today announced Bitmine crypto + total cash & marketable securities + “moonshots” holdings totaling $17.4 billion.

As of October 4, 2026 at 6:30pm ET, the Company’s crypto holdings are comprised of 6,016,414 ETH at $2,726 per ETH (per Coinbase NASDAQ: COIN), 214 Bitcoin (BTC), $180 million stake in Beast Industries, $117 million stake in Eightco Holdings (NASDAQ: ORBS) (“moonshots”) and total cash & marketable securities of $643 million. Bitmine’s ETH holdings are 4.9% of the ETH supply (of 122.1 million ETH).

“We believe that as crypto enters a cycle we view as a bull market, what is notable is Bitmine’s share price outperformance of ETH during the bear market of 2025-2026. In the first 9 months of 2026, ETH declined 10% while BMNR was down by 3%, or outperformance of 731bp,” stated Thomas “Tom” Lee, Chairman of Bitmine.

“In our view, BMNR’s share performance reflects the Company’s commitment to optimize shareholder return. And we accomplished this via many actions including executing the largest ever crypto treasury equity buyback, acquiring 21 million shares in 2026 alone,” continued Lee.

BITMINE · BMNR
77

# BITMINE: Outperformed ETH by 50,923bp since inception

2025
June 30 to Dec 31
2026
Year to date
Since inception
June 2025 to now
Outperforms
+51,389bp
Outperforms
+731bp
Outperforms
+50,923bp
Ethereum
23
-10
10
Bitmine
The Alchemy of 5%
537
-3
520

Source: Bloomberg, Bitmine
* As of 9/30/2026. ETH price is based on Bloomberg (Symbol: XETUSD CURNCY). The 2025 return is calculated from the start of BitMine's ETH treasury strategy, using the closing price on 6/27/2025 as the starting point.

Illustrative | For Discussion Purposes

“The outperformance of ETH by 6,832bp relative to the S&P 500 in 3Q26 is notable considering the substantial macro headwinds that emerged in the quarter including a ‘hawkish’ Fed, surging oil, rise in global bond yields and general tightening of financial conditions. Quarter to date, ETH is outperforming by 6,832bp, dwarfing other macro assets,” stated Lee.

BITMINE · BMNR

# Asset Performance relative to S&P 500 since June 30, 2026

6/30/26 to 9/30/26

Ethereum 68.3%
Solana 58.2%
Bitcoin 40.6%
Expanded Tech-Software ETF (IGV) 15.5%
Energy 14.5%
MSCI World Energy 12.5%
Magnificent 7 9.4%
MSCI World Technology 4.1%
Healthcare 4.0%
Gold Spot 1.7%
MSCI World Comm. Services 1.5%
Silver Spot 1.1%
MSCI World Health Care 1.0%
MSCI World -0.4%
MSCI World Financials -0.7%
MSCI World Materials -1.4%
Financials -2.5%
Comm. Services ex-Mag 7 -4.1%
Staples -4.5%
MSCI World Staples -5.1%
Materials -5.2%
MSCI World Discretionary -6.5%
Technology ex-Mag 7 -6.7%
MSCI World Real Estate -7.8%
MSCI World Industrials -7.9%
Real Estate -8.3%
Russell 2000 -9.6%
Discretionary ex-Mag 7 -10.7%
Industrials -11.9%
20Y+ Treasury Bond ETF (TLT) -12.0%
MSCI World Utilities -12.1%
Utilities -15.1%
Korea (KOSPI) -21.4%

**Crypto crushing macro assets by a "country mile"**

- **"hawkish" Fed**
- **surging oil**
- **global bond yields rising**
- **tight financial conditions**

Source: Fundstrat, Bloomberg. As of Sep 30, 2026

Illustrative | For Discussion Purposes

Tom Lee will also deliver the keynote at Token2049 on October 7 at 10:00 a.m. at Marina Bay Sands in Singapore. The 20-minute keynote is part of Token2049, the world’s largest crypto conference. Additional information is available on the Token2049 website.

“Over the past week, we acquired 15,112 ETH. Bitmine’s track record of consistent buying of crypto is unmatched by any public company in the world. Bitmine has bought ETH each and every week since the inception of the ETH Treasury Strategy on June 30, 2025,” stated Lee.

Bitmine will release the latest Chairman’s Message for October 2026 this week. The title of the Message is “Crypto bull underway — this cycle likely the largest.”

Bitmine

The Alchemy of 5%

NYSE: BMNR
NYSE: BMNP

# Crypto Bull Underway

## This cycle likely the largest

Earlier in 2026, Bitmine launched MAVAN (the Made in America VAlidator Network), the institutional-grade staking platform. While MAVAN was originally developed to support Bitmine’s own Ethereum treasury, MAVAN has expanded to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure. A portion of Bitmine’s ETH is already staked on the MAVAN platform.

As of October 4, 2026, Bitmine total staked ETH stands at 5,067,309 ($13.8 billion at $2,726 per ETH). “Bitmine has staked more ETH than other entities in the world. At scale (when Bitmine’s ETH is fully staked by MAVAN and its staking partners), the projected ETH staking reward would be $431 million on an annualized basis (using 2.63% 7-day BMNR yield),” stated Lee.

BITMINE · BMNR

# STAKING: BMNR now staking over 5 million ETH as of Oct 4, 2026

# ETH Staked Over Time (Million)
0.41
0.66
1.26
1.84
2.01
2.90 2.90
3.04 3.04 3.04 3.04 3.04
3.14 3.14
3.33 3.33 3.33
3.70
4.36
4.71 4.71 4.71
4.72 4.72 4.72 4.72
4.88 4.88
4.92 4.92 4.92 4.92
5.07 5.07 5.07 5.07 5.07 5.07 5.07 5.07 5.07
6.02
6.11
Fully staked
99%
83%

Annualized Staking Revenue by Week ($ Million)
34
59
110
166 160
189 202
176 171 172 174
187 184 177
196 212 221
264 297 319
289 276 258
230 219 223 211
235 242 247 254 247 257 250
330 335 330 334
357 358 363
$431
$438
Fully staked
99%
83%
12/28 1/4 1/11 1/19 1/25 2/1 2/8 2/15 2/22 3/1 3/8 3/15 3/22 3/29 4/5 4/12 4/19 4/26 5/3 5/10 5/17 5/25 5/31 6/7 6/14 6/21 6/28 7/5 7/12 7/19 7/26 8/2 8/9 8/16 8/23 8/30 9/7 9/13 9/20 9/27 10/4 10/4*
Alchemy

Illustrative | For Discussion Purposes

Source: BitMine, Stats are calculated based on BMNR weekly press release.

“Annualized staking revenues are now projected at $363 million. And this 5.1 million ETH is 84% of the 6.02 million ETH held by Bitmine. Bitmine’s own staking operations generated a 7-day yield of 2.63% (annualized),” continued Lee.

Bitmine is one of the most widely traded stocks in the US. According to data from Fundstrat, the stock has traded average daily dollar volume of $827 million (5-day average, as of October 2, 2026), ranking #125 in the US, behind Bristol-Myers Squibb Co (rank #124) and ahead of Schlumberger NV (rank #126) among 5,704 US-listed stocks (statista.com and Fundstrat research).

BITMINE · BMNR

# ALCHEMY OF 5%: BMNR ranked #125 by 5D avg daily $ volume

| | | | | | |
|---|---|---|---|---|---|
| 122 | CEG | Constellation Energy Corp | Utilities | $91,231 | $844 |
| 123 | CRCL | Circle Internet Group Inc | Technology | $19,169 | $838 |
| 124 | BMY | Bristol-Myers Squibb Co | Health Care | $124,912 | $831 |
| **125** | **BMNR** | **Bitmine Immersion T** | **Technology** | **$15,011** | **$827** |
| 126 | SLB | Schlumberger NV | Energy | $72,337 | $820 |
| 127 | AAL | American Airlines Group In | Industrials | $8,566 | $817 |
| 128 | COP | ConocoPhillips | Energy | $152,270 | $795 |

Source: Fundstrat, FactSet. As of Oct 2, 2026.

Illustrative | For Discussion Purposes

Bitmine’s crypto holdings reign as the #1 Ethereum treasury and #2 global treasury, behind Strategy Inc. (NASDAQ: MSTR), which reportedly owns 847,666 BTC valued at approximately $78 billion. Bitmine remains the largest ETH treasury in the world.

Bitmine management believes the GENIUS Act and the Securities and Exchange Commission’s (SEC) Project Crypto are as transformational to financial services in 2026 as the US action on August 15, 1971, which ended the Bretton Woods system and took the U.S. dollar off the gold standard 55 years ago. This 1971 event was the catalyst for the modernization of Wall Street, creating the iconic Wall Street titans and financial and payment rails of today. These proved to be better investments than gold.

The Chairman’s message can be found here:

https://www.Bitminetech.io/chairmans-message

The Fiscal Full Year 2025 Earnings presentation and corporate presentation can be found here: https://Bitminetech.io/investor-relations/

To stay informed, please sign up at: https://Bitminetech.io/contact-us/

About Bitmine

Bitmine Immersion Technologies, Inc. (NYSE: BMNR), together with its subsidiaries (“Bitmine” or the “Company”), is a blockchain technology infrastructure company operating across institutional digital asset staking and validation services, bitcoin mining, and strategic digital asset management. As the world’s leading Ethereum Treasury company, it implements an innovative digital asset strategy for institutional investors and public market participants. The Company provides institutional-grade staking and validation infrastructure—through which it earns staking rewards and validation income—alongside bitcoin mining activities. Bitmine holds digital assets strategically, generating yield on those holdings to support liquidity and capital formation. Since 2025, the Company has expanded its blockchain infrastructure capabilities, including developing and deploying MAVAN, its institutional staking and validation platform. The Company’s activities further include investments in early-stage blockchain opportunities (“moonshot” investments) and ancillary mining, hosting, and consulting services.

For additional details, follow on X:

https://x.com/bitmnr

https://x.com/fundstrat

Cautionary Note on Forward Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include all statements that are not purely historical and can generally be identified by terms such as “expects,” “projects,” “intends,” “plans,” “believes,” “anticipates,” “estimates,” “may,” “will,” “would,” “could,” “should,” “view,” or similar expressions. This press release specifically contains forward-looking statements regarding: (i) the Company’s goal of acquiring 5% of the total ETH supply (the “Alchemy of 5%” initiative); (ii) the Company’s digital asset accumulation and treasury strategy, including statements regarding continued weekly ETH acquisitions and the Company’s status as the largest ETH treasury in the world; (iii) the Company’s staking operations, including projected annualized ETH staking rewards of approximately $431 million at scale and currently projected annualized staking revenues of approximately $363 million; (iv) MAVAN’s expansion to serve institutional investors, custodians, and ecosystem partners; (v) management’s beliefs regarding crypto market conditions and share price outperformance relative to ETH; (vi) ETH’s relative performance versus the S&P 500 and other macro assets; (vii) management’s belief that the GENIUS Act and SEC Project Crypto are transformational to financial services; and (viii) statements regarding the value of the Company’s crypto, cash, marketable securities, and “moonshot” holdings.

These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Factors that could cause or contribute to such differences include, but are not limited to: the extreme volatility and unpredictability of digital asset prices, including ETH and Bitcoin; the Company’s reliance on third-party pricing sources and reported market values, which may fluctuate materially; changes in market conditions affecting the trading price and volume of the Company’s securities; the Company’s ability to successfully execute its digital asset acquisition strategy and achieve its ETH accumulation targets, including the “Alchemy of 5%” goal; the Company’s ability to finance its business operations and MAVAN expansion; operational, security, and technological risks associated with the Company’s staking and validation operations, including network failures, slashing events, cybersecurity breaches, and protocol changes; the risk that actual staking yields, rewards, and revenues differ materially from projected amounts; competition in the digital asset treasury, staking, and mining industries; the Company’s dependence on key personnel; regulatory developments affecting digital assets, blockchain technology, and staking activities, including the ultimate enactment, implementation, and interpretation of the GENIUS Act and other pending legislation; actions by the SEC, CFTC, and other regulatory bodies; risks related to the Company’s “moonshot” investments, including in Eightco Holdings and Beast Industries; macroeconomic factors, including inflation, interest rates, and general economic conditions; changes to the Ethereum protocol; the performance of third-party service providers, exchanges, custodians, and staking partners; and the other risk factors described in the Company’s filings with the SEC.

The forward-looking statements contained in this press release are based on information available to management as of the date of this release and reflect management’s current expectations, estimates, and beliefs concerning future events. Actual results may vary materially from those expressed or implied based on the factors described above and in the Risk Factors section of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC on November 21, 2025, the Company’s Quarterly Reports on Form 10-Q, and the Company’s other filings with the SEC, as amended or updated from time to time. Copies of these filings are available at www.sec.gov and at https://Bitminetech.io/investor-relations/. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Bitmine expressly disclaims any obligation to update or revise any forward-looking statements except as required by applicable law.

SOURCE Bitmine Immersion Technologies, Inc.

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